FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 1998


                          BROADBAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


0-21766                                                               56-1615990
(Commission File Number)                       (IRS Employer Identification No.)


4024 Stirrup Creek Drive
P.O. Box 13737
Durham, North Carolina                                                27709-3737
(Address of principal executive offices)                              (Zip Code)


                                 (919) 544-0015
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

               The Exhibit Index appears on Page 9 of this report.

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Item 5.  Other Events.

On February 4, 1998, BroadBand Technologies, Inc. ("BBT") entered into several agreements with Lucent Technologies, Inc. ("Lucent") that establish a new nonexclusive relationship which replaces the exclusive relationship between BBT and Lucent entered into in 1995 with respect to the SDBAS joint product.

The following description of agreements with Lucent are only summaries. Investors are advised to read each agreement in their entirety to understand all the terms of these agreements.

The new agreements between Lucent and BBT include a Settlement Agreement and mutual releases by BroadBand and Lucent of all liabilities arising prior to February 4, 1998. The Settlement Agreement terminates the SDV Supply Agreement Contract No. LGC-A65-D between Lucent and BBT dated November 15, 1995, as amended July 12, 1996 (the "Exclusive Agreement"), relating to the development and sale of the joint BBT/Lucent SDBAS product. Pursuant to a new SDBAS Supply Agreement BBT will continue to supply its FLX 2500 to Lucent. Under the Settlement Agreement, BBT agrees to support Lucent's decisions with regard to the marketing of SDBAS products and the appropriate transition to Lucent's AnyMedia(TM) products. While Lucent will make all customer related decisions for the joint SDBAS product, BBT is free to market its FLX-2500 product independent of the joint SDBAS product either as a stand alone product or in conjunction with the products of other digital loop carrier vendors. Substantial practical impediments exist, however, to BBT selling its FLX-2500 product independent of the SDBAS product. Under the Settlement Agreement, (i) BBT's expenses in supporting Lucent other than ordinary expenses in fulfilling its obligations under the SDBAS Supply Agreement are capped at $5.5 million in the aggregate;
(ii) Lucent cancelled BBT's obligation to pay Lucent $5 million in penalties owed to Lucent under the Exclusive Agreement and (iii) Lucent cancelled BBT's obligation to repay $6 million of hardware prepayments Lucent made to BBT under the Exclusive Agreement.

On February 4, 1998, BBT and Lucent also entered into a Research and Development Agreement (the "R & D Agreement"), for BBT to develop products for Lucent's new AnyMedia digital loop carrier product. Under the R &D Agreement, Lucent has committed to pay BBT at least $21 million payable in equal installments over a three year period. BBT and Lucent will co-own the technology developed by BBT under the R&D Agreement with certain restrictions on its use, including restrictions on licensing third parties and producing products that are plug compatible with the products of the other party and limitations on use by BBT solely with BBT digital loop carrier products. Although specific products to be developed by BBT for Lucent have not been identified, the parties agreed to identify specific development projects as soon as practicable. Lucent also agreed that the products to be developed by BBT and the configuration of such products would be selected with a view toward maximizing the ability of BBT to utilize the developed technology in BBT's own digital loop carrier products. The ability of BBT to reuse technology developed for Lucent in BBT products will depend upon a number of factors, including the products Lucent wants BBT to design, how alike the BBT and Lucent products will be and the design schedules for the Lucent and BBT products. There can be no assurance, however, as to the amount, if any, of developed products that will be reusable in BBT

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digital loop carrier products. If BBT is not able to reuse substantial amounts of the technology developed for Lucent, the value to BBT of the R & D Agreement would be substantially decreased from BBT's expectations.

BBT and Lucent also entered into a Technology Transfer Agreement and Element Manager Agreement on February 4, 1998 pursuant to which certain Lucent technology is licensed to BBT. Under the Technology Transfer Agreement, Lucent has granted BBT licenses to certain existing narrowband line card technology of Lucent with certain restrictions on its use, including restrictions on licensing third parties and producing products that are plug compatible with the products of the other party and limitations on use by BBT solely with BBT digital loop carrier products. BBT believes this narrowband line card technology will enable BBT to increase the cost efficiency of its digital loop carrier products and will save BBT substantial development time and development cost. Under the Element Manager Agreement, BBT and Lucent will evaluate whether BBT will obtain a license of Lucent's element manager technology. Whether or not BBT obtains a license, Lucent will pay BBT $2 million for use in connection with an element manager. If BBT does not obtain an element manager license from Lucent, BBT will seek a license from another supplier or develop one internally.

On February 4, 1998 BBT and Lucent also executed a Manufacturing Agreement, an agreement for Lucent to act as an original equipment supplier to BBT and an agreement for BBT to act as an original equipment supplier to Lucent. Only the Manufacturing Agreement contains guaranteed volumes. Under the Manufacturing Agreement Lucent is to contract for excess manufacturing to be performed by BBT. The Agreement provides BBT with products to sell to Lucent to absorb $18 million of the cost of BBT maintaining its factory operations for three years. If Lucent fails to provide orders for products in sufficient volume to absorb $18 million, Lucent will pay BBT the amount that is not absorbed by Lucent's orders. As BBT expects sales of BBT's current product, the FLX 2500, to be uncertain due to regulatory delay, and to be low as Lucent transitions to its AnyMedia product, the required absorption orders or payments will enable BBT to maintain its manufacturing capabilities while BBT develops new products. Under the OEM agreements, Lucent will manufacture for BBT certain special line cards utilizing Lucent technology and BBT will sell its FLX-2500 product to Lucent. Neither product has any guaranteed volume commitments. In addition, BBT and Lucent will from time to time evaluate whether to add additional products to either or both OEM agreements. It is expected such decisions will depend upon a number of factors, including price, quality and the availability of other suppliers.

     The R & D Agreement, the Technology Transfer Agreement and the Manufacturing Agreement described above all contain provisions that would enable Lucent to terminate the agreements, including licenses and volume commitments, on certain conditions in a bankruptcy of BBT, material breach by BBT or a "Change in Control" of BBT. The Change in Control provision terminates February 4, 2003. Change in Control is very broadly defined in the agreements and may cause BBT to have to choose to forego the benefits of its agreements with Lucent to acquire another company, sell itself to another company or enter into a strategic alliance with another company, unless Lucent approves of the transaction. Should Lucent oppose a change of control as it relates to the technology transfer, BBT has a period of 18 months to redesign the product


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     architecture excluding Lucent's technology. In addition, BBT could lose the benefits of the agreements with Lucent if a company acquires a control position in BBT stock through market purchases without BBT's consent. A Change of Control occurs upon any one of the following circumstances or events: (i) The stockholders of BBT approve a transaction, including, without limitation, a merger or consolidation (however denominated or effectuated), with an Acquiror, including, without limitation, a merger or consolidation, or series of transactions with the same Acquiror ("Combination"), and immediately after such transaction(s) less than 60% of the combined voting power of the then-outstanding securities of BBT or the Acquiror, will be held in the aggregate by the holders of securities entitled, immediately prior to such Combination, to vote generally in the election of directors of BBT ("Voting Securities"); (ii) The stockholders of BBT approve the sale or transfer of all or substantially all of its assets to any other person or entity, and less than 60% of the combined voting power of the then-outstanding Voting Securities of such Acquiror immediately after such transaction will be held in the aggregate by the holders of the Voting Securities of BBT immediately prior to such sale;
     (iii) An Acquiror acquires in one or a series of transactions beneficial ownership of more than 40% of the outstanding shares of Voting Securities of BBT; (iv) The stockholders of BBT approve a plan of complete liquidation or dissolution of BBT; (v) Any Acquiror obtains direct or indirect Control (as herein defined) over BBT and, in Lucent's reasonable judgment, such Control may threaten Lucent's interests. For the purposes of this subsection, the term "Control" means the possession directly or indirectly of the power to direct or cause the direction of the management or policies of BBT, whether through the ability to exercise voting power, by contract or otherwise; (vi) At any time, Continuing Directors (as herein defined) shall not constitute at least 50% of the members of the Board ("Continuing Director" means (i) each individual, who has been a director of BBT for at least twelve (12) consecutive months before such time and (ii) each individual who was nominated or elected to be a director of BBT by at least a majority of the Continuing Directors at the time of such nomination or election); or (vii) Any other transaction which has the effect of causing the substantive changes in BBT described in any of the preceding paragraphs. The term "Acquiror" shall mean one person or entity, or two or more persons and/or entities constituting a "group" for purposes of the Securities Exchange Act of 1934, as amended.

                  Business Strategy.

         The agreements with Lucent described above represent the first component of BBT's new strategy to leverage BBT's core broadband competencies in local loop infrastructure and improve BroadBand's financial position. The second component of BBT's strategy is a plan to introduce new products that capitalize on the growth in the loop access market attributable to increasing Internet and data traffic. The third component of BBT's strategy is to form strategic alliances to enhance the FLX-2500 to meet the emerging Full Service Access Network ("FSAN") standard. FSAN is a global standard being developed by a 22-member interest group which includes 11 international and United States telephone companies and 11 vendors, including BBT. The FSAN architecture is a high bandwidth, asynchronous transfer mode mission (ATM), passive optical network (PON), xDSL similar to the FLX-2500 architecture. BBT's management believes that the FLX-2500 is positioned to evolve

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to meet the FSAN standard. There can be no assurance BBT will be able to successfully implement its business strategies. Failure to implement any one or more of the parts of the business strategy is likely to have a material adverse effect on BBT.

         Management Changes.

         Lawrence A. McLernon resigned as a director of BBT, effective as of January 26, 1998. Salim Bhatia resigned as a director of BBT and as Chairman of the Board of Directors for BBT effective as of January 31, 1998. John R. Hutchins, III was elected to replace Mr. Bhatia as Chairman of the Board. Mr. Hutchins previously served as Chairman of BBT until April 1, 1997.

         Risks.

         Although management believes the relationship with Lucent offers certain opportunities to BBT, the relationship includes certain risks as well.

         As disclosed in prior filings, the relationship between BBT and Lucent relating to SDBAS arising out of the November 1995 Exclusive Agreement did not meet BBT's expectations and resulted in substantially lower than expected sales volume. There can be no assurances the new relationship with Lucent will not fail to meet BBT's expectations. BBT's relationship with Lucent, which was designed to leverage the intellectual property and complimentary product offerings, may also adversely affect the prospect for partnership with others in the telecommunications industry, especially in light of restrictions contained in the new Lucent agreements relating to a change of control of BBT. In such a situation BBT would have 18 months to reachitect its digital loop carrier to remove certain intellectual property from its design. Decisions by Lucent or rumors of a decision by Lucent that changes Lucent's relationship with BBT may have an adverse effect on the market price of the stock of BBT. In addition, although the relationship with Lucent is designed to be complimentary with BBT as to product offerings, Lucent is a vendor of digital loop carrier products and BBT's product will compete with Lucent in some circumstances. Such competition could adversely affect the ability of BBT and Lucent to cooperate to the extent required under the new agreements.

         To maximize the value of the new agreements with Lucent, BBT must develop its own digital loop carrier product. Development of a new digital loop carrier product by BBT will be subject to significant technical and other challenges and will require a substantial investment of money and time. There can be no assurance that BBT will be able to develop a digital loop carrier product or that any product it develops will be attractive to customers and price competitive with the products of competitors, including Lucent.

         Given the current regulatory and customer environment and Lucent's transition to AnyMedia products, sales volume for BBT's only current product, the FLX-2500, are uncertain. Accordingly, except for revenues from the new agreements with Lucent, BBT anticipates low sales volume until its new digital loop carrier products are introduced into the market or regulatory change accelerates local competition for residential services.

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         Cautionary Statement Identifying Important Factors That Could Cause
         BroadBand's Actual Results to Differ From Those Projected in Forward Looking Statements.

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, readers of this document are advised that the document contains both statements of historical facts and forward looking statements. Forward looking statements are subject to various risks and uncertainty which could cause actual results to differ materially from those indicated by the forward looking statements, including risks and uncertainties described in the "Risks" section above, and in BBT's Form 10-K for the year end December 31, 1996, and BBT's other documents filed with the Securities and Exchange Commission. Examples of forward looking statements include but are not limited to (i) projections of revenues, income or loss, earnings per share, capital expenditures, capital structure and other financial items; (ii) statements of the plans and objectives of BBT or its management or Board of Directors, including the introduction of new products or methodology or predictions of actions by customers, suppliers or competitors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying other statements and statements about BBT and its business.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

Exhibit No.                Exhibit
-----------                -------

10.1 Umbrella Settlement Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.2                       Form of Release.

10.3                       Form of Release.

10.4 Supply Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.5 Technology Transfer Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.6 Manufacturing Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.7 BBT OEM Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

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10.8                       Lucent OEM Agreement, dated as of February 4, 1998,
                           between BroadBand and Lucent. (1)

10.9 Research and Development Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.10 Element Manager Software Letter Agreement, dated as of February 4, 1998, between BroadBand and Lucent.

----------------------------------

(1) Confidential treatment for certain portions of this Exhibit is being requested pursuant to Rule 24b-2 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 BROADBAND TECHNOLOGIES, INC.


                                 By: /s/ Timothy K. Oakley
                                     ---------------------
                                 Name: Secretary and Chief Financial Officer

Dated: March 2, 1998


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                                  EXHIBIT INDEX

Exhibit No.    Description                                              Page No.
-----------    -----------                                              --------

10.1 Umbrella Settlement Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.2           Form of Release.

10.3           Form of Release.

10.4 Supply Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.5 Technology Transfer Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.6           Manufacturing Agreement, dated as of February 4,
               1998, between BroadBand and Lucent. (1)

10.7 BBT OEM Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.8 Lucent OEM Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.9 Research and Development Agreement, dated as of February 4, 1998, between BroadBand and Lucent. (1)

10.10 Element Manager Software Letter Agreement, dated as of February 4, 1998, between BroadBand and Lucent.

----------------------------------

(1) Confidential treatment for certain portions of this Exhibit is being requested pursuant to Rule 24b-2 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.